UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

____________________

Date of report (Date of earliest event reported): January 13, 2009

Applied DNA Sciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

25 Health Sciences Drive, Suite 113
Stony Brook, New York 11790
(Address of Principal Executive Offices) (Zip Code)

631-444- 8090
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 13, 2009, we were advised that effective December 17, 2008, we completed our reincorporation from the State of Nevada to the State of Delaware as disclosed under “Item 8.01. Other Events—Change of Domicile” in our Current Report on Form 8-K filed on December 22, 2008.  The reincorporation was approved by our stockholders at the Annual Meeting of Stockholders on December 16, 2008.  In addition, at the Annual Meeting, a Certificate of Incorporation and Bylaws were approved by our stockholders that will govern the Company as a Delaware corporation.

Copies of our Certificate of Incorporation and Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 3.1	Certificate of Incorporation of Applied DNA Sciences, Inc.

Exhibit 3.2	Bylaws of Applied DNA Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

By:	/s/ James A. Hayward
James A. Hayward
Chief Executive Officer

Date: January 16, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Certificate of Incorporation of Applied DNA Sciences, Inc.

Exhibit 3.2	Bylaws of Applied DNA Sciences, Inc.